UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2008

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.
     On January 22, 2008, Molina Healthcare, Inc. issued a press release announcing its guidance for fiscal year 2008. The full text of the Company’s press release is attached as Exhibit 99.1 to this report. The information contained in the websites cited in the press release is not part of this report.
     In addition, during a conference call held on January 22, 2008 to discuss its 2008 guidance, the Company webcast certain slides. A copy of the Company’s complete slide presentation is included as Exhibit 99.2 to this report. An audio replay of the Company’s webcast will be available for 30 days at the Company’s website, www.molinahealthcare.com.
     The information in this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
No.	Description
99.1	Press release of Molina Healthcare, Inc. issued January 22, 2008 reporting guidance for fiscal year 2008.
99.2	Slide presentation given on January 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: January 22, 2008	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Molina Healthcare, Inc. issued January 22, 2008 reporting guidance for fiscal year 2008.
99.2	Slide presentation given on January 22, 2008.